Exhibit 99.1

Marsh & McLennan Companies, Inc.

Note to Unaudited Pro Form Consolidated Financial Statements

Note 1 – Basis of Presentation

The unaudited pro forma financial information reflects the impact of the dispositions of Kroll Inc. and Kroll Laboratory Specialists (“Kroll”) on MMC’s operating results. The unaudited pro forma balance sheet as of March 31, 2010 is based on historical statements of MMC as of March 31, 2010, adjusted to reflect the impact of the disposition of the Kroll operations as if it had occurred on March 31, 2010. The unaudited pro forma statements of operations for the three months ended March 31, 2010 and the fiscal year ended December 31, 2009 are based on the historical financial statements of MMC for such periods after giving effect to the Kroll disposition as if it had occurred on January 1, 2009. The unaudited pro forma financial information should be read in conjunction with MMC’s consolidated financial statements and notes thereto contained in MMC’s 2009 Annual Report of Form 10-K filed on February 26, 2010, and MMC’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010, filed on May 7, 2010.

The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the transactions occurred on the respective date assumed, nor is it necessarily indicative of the Company’s future operating results. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

Marsh & McLennan Companies, Inc.

Pro Forma Consolidated Statements of Income

Three-Months Ended March 31, 2010

(In millions, except per share figures)

(Unaudited)

	MMC As Reported	Kroll Disposition (1)	MMC Pro Forma
Revenue	$2,795	$(160)	$2,635

Expense:
Compensation and Benefits	1,650	(75)	1,575
Other Operating Expenses	706	(71)	635
Goodwill Impairment Charge	—		—

Total Expense	2,356	(146)	2,210

Operating Income	439	(14)	425

Interest Income	4		4

Interest Expense	(60)		(60)

Investment Income (Loss)	8		8

Income Before Income Taxes	391	(14)	377

Income Tax Expense	117	(14)	103

Income From Continuing Operations	274	—	274

Less: Income Attributable to Non Controlling Interest	4	—	4

Income From Continuing Operations Attributable to MMC	$270	$—	$270

Income From Continuing Operations Per Share
Basic	$0.50		$0.50

Fully Diluted	$0.49		$0.49

Average Number of Shares Outstanding
Basic	533		533

Fully Diluted	536		536

Shares Outstanding at 12/31	541		541

(1)	Adjustment to eliminate operating results of Kroll and Kroll Laboratory Specialists.

Marsh & McLennan Companies, Inc.

Pro Forma Consolidated Statements of Income

Year Ended December 31, 2009

(In millions, except per share figures)

(Unaudited)

	MMC As Reported	Kroll Disposition (1)	MMC Pro Forma
Revenue	$10,493	$(662)	$9,831

Expense:
Compensation and Benefits	6,484	(302)	6,182
Other Operating Expenses	3,185	(314)	2,871
Goodwill Impairment Charge	315	(315)	—

Total Expense	9,984	(931)	9,053

Operating Income	509	269	778

Interest Income	17		17

Interest Expense	(241)		(241)

Investment Income (Loss)	(2)		(2)

Income Before Income Taxes	283	269	552

Income Tax Expense	41	(20)	21

Income From Continuing Operations	242	289	531

Less: Income Attributable to Non Controlling Interest	15	(1)	14

Income From Continuing Operations Attributable to MMC	$227	$290	$517

Income From Continuing Operations Per Share
Basic	$0.43		$0.97

Fully Diluted	$0.43		$0.96

Average Number of Shares Outstanding
Basic	522		522

Fully Diluted	524		524

Shares Outstanding at 12/31	530		530

(1)	Adjustment to eliminate operating results of Kroll and Kroll Laboratory Specialists.

Marsh & McLennan Companies, Inc.

Pro Forma Consolidated Statements of Income

Year Ended December 31, 2008

(In millions, except per share figures)

(Unaudited)

	MMC As Reported	Kroll Disposition (1)	MMC Pro Forma
Revenue	$11,518	$(788)	$10,730

Expense:
Compensation and Benefits	7,181	(351)	6,830
Other Operating Expenses	3,549	(328)	3,212
Goodwill Impairment Charge	540	(540)	—

Total Expense	11,270	(1,219)	10,051

Operating Income	248	431	679

Interest Income	48	-1	47

Interest Expense	(220)		(220)

Investment Income (Loss)	(12)		(12)

Income Before Income Taxes	64	430	494

Income Tax Expense	133	(20)	113

Income (Loss) From Continuing Operations	(69)	450	381

Less: Income Attributable to Non Controlling Interest	11		11

Income (Loss) From Continuing Operations Attributable to MMC	$(80)	$450	$370

Income (Loss) From Continuing Operations Per Share
Basic	$(0.14)		$0.70

Fully Diluted	$(0.15)		$0.70

Average Number of Shares Outstanding
Basic	514		514

Fully Diluted	514		515

Shares Outstanding at 12/31	514		514

(1)	Adjustment to eliminate operating results of Kroll and Kroll Laboratory Specialists.

Marsh & McLennan Companies, Inc.

Pro Forma Consolidated Statements of Income

Year Ended December 31, 2007

(In millions, except per share figures)

(Unaudited)

	MMC As Reported	Kroll Disposition (1)	MMC Pro Forma
Revenue	$11,135	$(758)	$10,377

Expense:
Compensation and Benefits	6,937	(367)	6,570
Other Operating Expenses	3,344	(301)	3,043
Goodwill Impairment Charge	—	—	—

Total Expense	10,281	(668)	9,613

Operating Income	854	(90)	764

Interest Income	95	0	95

Interest Expense	(267)	1	(266)

Investment Income (Loss)	173		173

Income Before Income Taxes	855	(89)	766

Income Tax Expense	298	(20)	278

Income From Continuing Operations	557	(69)	488

Less: Income Attributable to Non Controlling Interest	14	—	14

Income From Continuing Operations Attributable to MMC	$543	$(69)	$474

Income From Continuing Operations Per Share
Basic	$0.98		$0.86

Fully Diluted	$0.98		$0.85

Average Number of Shares Outstanding
Basic	539		539

Fully Diluted	542		542

Shares Outstanding at 12/31	520		520

(1)	Adjustment to eliminate operating results of Kroll and Kroll Laboratory Specialists.

Marsh & McLennan Companies, Inc.

Pro Forma Consolidated Balance Sheet

March 31, 2010

(In millions)

(Unaudited)

	MMC As Reported	Kroll Disposition (1)		Pro-forma Adjustments			MMC Pro-Forma
ASSETS

Current assets:
Cash and cash equivalents	$1,167	$			$1,092	(2)	$2,259
Net receivables	2,935		(134)		265	(3)	3,066
Other current assets	490		(12)				478

Total current assets	4,592		(146)		1,357		5,803

Goodwill and intangible assets	7,250		(861)				6,389
Fixed assets, net	920		(92)				828
Pension-related Assets	140						140
Deferred tax Assets	1,096		(20)				1,076
Other assets	964		(14)				950

TOTAL ASSETS	$14,962		$(1,133)		$1,357		$15,186

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Short-term debt	$558	$		$			$558
Accounts payable and accrued liabilities	1,870		(61)				1,809
Accrued compensation and employee benefits	637		(22)				615
Accrued income taxes	—		—				—
Dividends payable	109						109

Total current liabilities	3,174		(83)				3,091

Fiduciary liabilities	3,909						3,909
Less—cash and investments held in a fiduciary capacity	(3,909)						(3,909)

	—						—

Long-term debt	3,032						3,032
Pension, postretirement and postemployment benefits	1,163		(2)				1,161
Liabilities for errors and omissions	517						517
Other liabilities	1,062		(2)				1,060

Common stock	561						561
Additional paid-in capital	1,109						1,109
Retained earnings	7,062		(1,056)		1,357	(2,3)	7,363
Accumulated other comprehensive loss	(2,246)		10				(2,236)
Non-controlling interest	37						37

	6,523		(1,046)		1,357		6,834
Less: Treasury shares, at cost	(509)						(509)

Total stockholders’ equity	6,014		(1,046)		1,357		6,325

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$14,962		$(1,133)		$1,357		$15,186

(1)	Adjustment to eliminate the Kroll balance sheet at March 31, 2010. This excludes approximately $400 million of cash and intercompany balances that were settled with MMC and its subsidiaries and certain investments and other receivables that have been transferred to MMC.
(2)	Adjustment to reflect the cash proceeds on the sale of Kroll, including an estimated working capital adjustment, net of transaction expenses of approximately $50 million (i.e., investment banking fees, legal fees, audit fees, etc.).
(3)	Adjustment for the estimated tax benefit from the disposal of Kroll.